UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 28, 2012

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.	Material Impairments

On June 28, 2012, Microsoft Corporation (the “Company”) concluded it will take a noncash, non-tax-deductible charge of approximately $6.2 billion for impairment of goodwill in its Online Services Division segment in the quarter ending June 30, 2012. The conclusion was made in connection with the Company’s annual impairment testing of goodwill for the fiscal year ending June 30, 2012. While the Online Services Division business has been improving, the Company’s expectations for future growth and profitability are lower than previous estimates. The Company’s press release announcing the impairment charge is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release, dated July 2, 2012, issued by Microsoft Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION

(Registrant)

Date: July 2, 2012
/s/ FRANK H. BROD
Frank H. Brod Corporate Vice President, Finance and Administration; Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated July 2, 2012